Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The provision for income taxes for interim periods is generally determined using an estimate of the Company’s annual effective tax rate, excluding jurisdictions for which no tax benefit can be recognized due to valuation allowances. The Company’s effective tax rate generally differs from the U.S. federal statutory rate primarily due to a valuation allowance related to the Company’s federal and state deferred tax assets.
The Company accounts for Global Intangible Low–Taxed Income (“GILTI”) as a current-period expense when incurred. Therefore, the Company has not recorded deferred taxes for basis differences expected to reverse in the future periods.
There has historically been no federal or state provision for income taxes because the Company has historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. For the six months ended June 30, 2020, the Company recognized an immaterial provision related to foreign income taxes.
The Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted on March 27, 2020 by the United States. We are continuing to analyze the CARES Act, but it did not have a material impact on our provision for income taxes for the quarter ended June 30, 2020.
Income Taxes
The Company elected to account for Global Intangible Low–Taxed Income (“GILTI”) as a current-period expense when incurred. Therefore, the Company has not recorded deferred taxes for basis differences expected to reverse in the future periods.
There has historically been no provision for income taxes because the Company has historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. In 2019 and 2018, the Company recognized an immaterial provision related to foreign income taxes.
The components of loss before income taxes are as follows (in thousands):

	Year Ended December 31,
	2019	2018
Domestic	$(45,106)	$(20,748)
Foreign	(1,635)	(164)
Loss before income taxes	$(46,741)	$(20,912)

A reconciliation of the difference between the federal statutory rate and the effective income tax rate as a percentage of income before taxes for the years ended December 31, 2019 and 2018 is as follows (in thousands):

	Year Ended December 31,
	2019		2018
	Amount	Tax Rate	Amount	Tax Rate
Federal statutory income tax	$(9,801)	21.00%	$(4,414)	21.00%
State income tax, net of federal tax benefit	(1,577)	3.38	(618)	2.94
Foreign tax	(25)	0.05	22	(0.10)
Other	328	(0.72)	253	(1.20)
Valuation allowance net of deferred tax assets	12,989	(27.83)	4,247	(20.21)
Stock-based compensation	(1,267)	2.71	11	(0.05)
Return to provision	(581)	1.25	(45)	0.21
Change of rate	—	—	566	(2.69)
Effective income tax rate	$66	(0.2)%	$22	(0.1)%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred taxes at December 31, 2019 and 2018 are as follows (in thousands):

	As of December 31,
	2019	2018
Deferred tax assets
Net operating loss carryforwards	$30,285	$17,228
Operating lease liability	4,915	—
Deferred rent	—	3,940
Other	1,522	678
Total deferred tax assets	36,722	21,846
Deferred tax liabilities
Depreciation and amortization	(3,598)	(4,193)
Deferred commissions and bonus	(2,652)	(1,848)
Operating lease right-of-use asset	(1,345)	—
Other	(847)	(514)
Total deferred tax liabilities	(8,442)	(6,555)
Less: Valuation allowance	(28,280)	(15,291)
Net deferred tax asset (liability)	$—	$—

Due to the Company’s history of net losses and the difficulty in predicting future results, the Company believes that it cannot rely on projections of future taxable income to realize the deferred tax assets. Accordingly, it has established a full valuation allowance against its net deferred tax assets. Significant management judgment is required in determining the Company’s deferred tax assets and liabilities and valuation allowances for purposes of assessing its ability to realize any future benefit from its net deferred tax assets. The Company intends to maintain this valuation allowance until sufficient positive evidence exists to support the reversal of the valuation allowance. Income tax expense recorded in the future will be reduced to the extent that sufficient positive evidence materializes to support a reversal of, or decrease in, the Company’s valuation allowance. The increase in the valuation allowance for deferred tax assets was approximately $13.0 million for the year ended December 31, 2019.
The Company has total net operating loss carryforwards for federal income tax purposes of approximately $25.9 million as of December 31, 2019, which begin to expire in 2031. The Company has total net operating loss carryforwards for U.S. state income tax purposes of approximately $4.4 million as of December 31, 2019, which begin to expire in 2031. The operating loss carryforwards may be limited due to a change in control in the Company’s ownership as defined by the Internal Revenue Code Sections 382. Any future changes in the Company’s ownership may limit the use of such carryforward benefits. The Company’s effective income tax rates for the periods presented differ from the statutory rate of 25% due primarily to the impact of the tax reform and the change in the deferred tax asset valuation allowance.
The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. Due to its operating loss carryforwards, the U.S. federal statute of limitations remains open for tax year 2010 and onward and the Company continues to be subject to examination by the Internal Revenue Service for tax years 2010 and later. The resolutions of any examinations are not expected to be material to these financial statements. As of December 31, 2019 and 2018, there are no penalties or accrued interest recorded in the consolidated financial statements. The calculation of the Company’s tax obligations involves dealing with uncertainties in the application of complex tax laws and regulations. ASC 740, Income Taxes, provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits. The Company has assessed its income tax positions and recorded tax benefits for all years subject to examination, based upon its evaluation of the facts, circumstances and information available at each period end. For those tax positions where the Company has determined there is a greater than 50% likelihood that a tax benefit will be sustained, the Company has recorded the largest amount of tax benefit that may potentially be realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is determined there is less than 50% likelihood that a tax benefit will be sustained, no tax benefit has been recognized. The Company had no uncertain tax positions during the years ended December 31, 2019 and 2018.
The Company recognizes interest and, if applicable, penalties for any uncertain tax positions. Interest and penalties are recorded as a component of income tax expense. In the years ended December 31, 2019 and 2018, the Company did not have any accrued interest or penalties associated with any unrecognized tax benefits.
The Company does not provide for U.S. income taxes on unremitted earnings of foreign subsidiaries. Unremitted earnings of foreign subsidiaries were immaterial at December 31, 2019.